UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 7, 2005
                                (Date of report)

                         Cedric Kushner Promotions, Inc.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                  0-25563                      65-0648808
(State of Incorporation)   (Commission File Number)         (IRS Employer ID)


                       1414 Avenue of Americas, Suite 406
                               New York, NY 10019
                    (Address of principal executive offices)


                                 (212) 755-1944
                         (Registrant's telephone number,
                              including area code)


                                   Copies to:
                            Richard A. Friedman, Esq.
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation.
Item 3.02 Unregistered Sales of Equity Securities.

     On February 7, 2005, we completed a private placement offering of our Series E Convertible Preferred Stock pursuant to which we sold and issued an aggregate of 6,559.435 shares of our Series E Preferred Stock, par value $0.01 per share (the "Series E Preferred Stock") to accredited investors for an aggregate purchase price of approximately $2,360,000. The aforementioned securities were sold in reliance upon the exemption afforded by the provisions of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     The Series E Preferred Stock has no right to receive dividends and is convertible at the election of the holders into an aggregate of 6,559,435 shares of our common stock. The Series E Preferred Stock is not entitled to vote on any common stock matters. The Series E Preferred Stock carries an aggregate liquidation preference value of $5,040,000.

     In addition, we have agreed to include the shares issuable upon conversion of the Series E Preferred Stock in the next registration statement that we file with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit Number      Description
-------------- -----------------------------------------------------------------
3.1                 Certificate of Designation, Preferences and Rights of Series
                    E Convertible  Preferred Stock of Cedric Kushner Promotions,
                    Inc., dated October 25, 2004.(1)

(1) Incorporated by reference to our Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on November 18, 2004.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Cedric Kushner Promotions, Inc. (Registrant)

February 11, 2005



                          /s/ James DiLorenzo
                          -------------------
                          By: James DiLorenzo
                          Executive Vice President